Intangible Assets, Net - Schedule of Future Estimated Amortization Expenses (Details)	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Schedule of Future Estimated Amortization Expenses [Abstract]
Remaining of 2025	¥ 492,922
2026	985,844
2027	985,844
2028	985,844
2029	985,844
Thereafter	41,816,224
Total	¥ 46,252,522	$ 6,461,113	¥ 46,745,444